Exhibit No. 32.2
Form 10-Q
Headway Corporate Resources, Inc.
File No. 1-16025

   Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                               Section 906 of the
                           Sarbanes-Oxley Act of 2002.

In connection with the Quarterly Report of Headway Corporate Resources, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philicia G. Levinson, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 14, 2003                     By:   /s/ Philicia G. Levinson
                                                --------------------------------
                                                Philicia G. Levinson
                                                Chief Financial Officer